Exhibit 10.3

COMMONWEALTH OF	§
PENNSYLVANIA	§
	§	KNOW ALL MEN BY THESE PRESENTS THAT:
COUNTY OF GREENE	§
§
ASSIGNMENT OF ROYALTY INTEREST
THIS ASSIGNMENT OF ROYALTY INTEREST (this “Assignment”) from each person executing this Assignment on the signature pages hereto under the heading “Assignor” (collectively, “Assignor”), to The Bank of New York Mellon Trust Company, N.A., a national banking association organized under the laws of the State of New York, with offices at 919 Congress Avenue, Suite 500, Austin, Texas 78701, as trustee (the “Assignee”), acting not in its individual capacity but solely as trustee of the ECA Marcellus Trust I (the “Trust”) under that certain Amended and Restated Trust Agreement dated as of July 7, 2010, (the “Trust Agreement”) is delivered to be effective as of 7:00 a.m., Eastern Time, April 1, 2010 (the “Effective Time”). Assignor and Assignee are sometimes referred to herein individually as a “Party” and collectively as “Parties.”
Recitals
Assignor is the owner of a certain Royalty Interest (as defined in the Conveyance) reserved by Assignor and further described in that certain recorded instrument entitled “Assignment and Conveyance” (the “Conveyance”), which Conveyance is described in Exhibit A hereto. All persons are referred to the Conveyance for the terms thereof and for specific descriptions of the Royalty Interest.
NOW THEREFORE, for the sum of $100.00 paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.	Conveyance. Effective as of the Effective Time, Assignor, for good and valuable consideration in hand paid by Assignee, hereby GRANTS, BARGAINS, SELLS, ASSIGNS, TRANSFERS, CONVEYS, SETS OVER AND DELIVERS, without recourse or warranty (except the special warranty provided below) or representation of any kind, all of its right, title, and interest in and to the Royalty Interest (“Transferred Interests”) and any and all of the other rights arising from or under the Conveyance with respect to the Transferred Interests (collectively, the “Assigned Rights”).

Assignor hereby binds itself, its successors and assigns to warrant and forever defend the title to the Transferred Interests herein granted, conveyed, assigned, and transferred unto Assignee, its successors and assigns, against the lawful claims and demands of every person whomsoever claiming or to claim the same or any part thereof, by, through or under Assignor, but not otherwise.

2.	Assumption. Assignee hereby assumes the express obligations of the “Assignee” under Annex I to the Conveyance with respect to the Assigned Interests to the extent such obligations arise under the terms of the Conveyance.

3.	Counterparts. This Assignment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one Assignment. As between the Parties, any signature hereto delivered by a Party by facsimile transmission or email pdf shall be deemed an original hereto.

4.	Governing Law. WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PRINCIPLES THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION, THIS ASSIGNMENT SHALL BE CONSTRUED UNDER AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA (EXCLUDING CHOICE OF LAW AND CONFLICT OF LAW RULES).

5.	Limitation of Liability. It is expressly understood and agreed by the parties hereto that (i) this Assignment is executed and delivered by the Assignee not individually or personally, but solely as trustee to the Trust in the exercise of the powers and authority conferred and vested in it and (ii) under no circumstances shall the Assignee be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment.

     IN WITNESS WHEREOF, each Party has caused this Assignment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Assignment, to be effective as of the Effective Time.

ASSIGNOR

By:	/s/ W. Gaston Caperton, III

Name: eW. Gaston Caperton, III

Signature Page to Assignment of Royalty Interest

THE STATE OF IL	§
§
COUNTY OF COOK	§
     On this, the 22 day of June, 2010, before me Mary Dean Pearson, a Notary public, personally appeared W. Gaston Caperton, III, who executed the foregoing instrument for the purposes therein contained by signing his/her name to such document.
     In witness whereof, I hereunto set my hand and official^seal.

[SEAL]	/s/ Mary Dean Pearson

My Commission Expires:
Signature Page to Assignment of Royalty Interest

     IN WITNESS WHEREOF, each Party has caused this Assignment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Assignment, to be effective as of the Effective Time.

ASSIGNOR
By:	/s/ Clark Clement
	Name:	Clark Clement

By:	/s/ Paulette Clement
	Name:	Paulette Clement

Signature Page to Assignment of Royalty Interest

THE STATE OF Texas	§
§
COUNTY OF Fort Bend	§
     On this, the 22nd day June, 2010, before me Jackie L. Hopkins, a Notary public, personally appeared Clark Clement, who executed the foregoing instrument for the purposes therein contained by signing his name to such document.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Jackie L. Hopkins

My Commission Expires: 7-1-12

THE STATE OF Texas	§
§
COUNTY OF Fort Bend	§
     On this, the 22nd day of June, 2010, before me Jackie L. Hopkins, a Notary public, personally appeared Paulette Clement, who executed the foregoing instrument for the purposes therein contained by signing her name to such document.
     In witness whereof I hereunto set my hand and official seal.

[SEAL]	/s/ Jackie L. Hopkins

My Commission Expires: 7-1-12
Signature Page to Assignment of Royalty Interest

     IN WITNESS WHEREOF, each Party has caused this Assignment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Assignment, to be effective as of the Effective Time.

ASSIGNOR
By:	/s/ Michael J. Cochran, Jr.
	Name:	Michael J. Cochran, Jr.

Signature Page to Assignment of Royalty Interest

THE STATE OF WEST VIRGINIA	§
§
COUNTY OF KANAWHA	§
     On this, the 24th day of June, 2010, before me Antoinette Rutledge, a Notary Public, personally appeared Michael J. Cochran, Jr., who executed the foregoing instrument for the purposes therein contained by signing his name to such document.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Antoinette Rutledge

My Commission Expires: March 11, 2012

Signature Page to Assignment of Royalty Interest

     IN WITNESS WHEREOF, each Party has caused this Assignment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Assignment, to be effective as of the Effective Time.

ASSIGNOR
By:	/s/ Peter H. Coors
	Name:	Peter H. Coors

Signature Page to Assignment of Royalty Interest

THE STATE OF IL	§
§
COUNTY OF COOK	§
     On this, the 22 day of June, 2010, before me Mary Dean Pearson, a Notary public, personally appeared Peter H. Coors, who executed the foregoing instrument for the purposes therein contained by signing his name to such document.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Mary Dean Pearson

My Commission Expires:
Signature Page to Assignment of Royalty Interest

     IN WITNESS WHEREOF, each Party has caused this Assignment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Assignment, to be effective as of the Effective Time.

ASSIGNOR
By:	/s/ Rodney D. Cox
	Name:	Rodney D. Cox

By:	/s/ Jennifer M. Cox
	Name:	Jennifer M. Cox

Signature Page to Assignment of Royalty Interest

THE STATE OF WEST VIRGINIA	§
§
COUNTY OF KANAWHA	§
     On this, the 21ST day of June, 2010, before me Antoinette Rutledge, a Notary public, personally appeared Rodney D. Cox, who executed the foregoing instrument for the purposes therein contained by signing his name to such document.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Antoinette Rutledge

My Commission Expires: March 11, 2012

THE STATE OF WEST VIRGINIA	§
§
COUNTY OF KANAWHA	§
     On this, the 21st day of June, 2010, before me Antoinette Rutledge, a Notary public, personally appeared Jennifer M. Cox, who executed the foregoing instrument for the purposes therein contained by signing her name to such document.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Antoinette Rutledge

My Commission Expires: March 11, 2012
Signature Page to Assignment of Royalty Interest

     IN WITNESS WHEREOF, each Party has caused this Assignment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Assignment, to be effective as of the Effective Time.

ASSIGNOR Curtis Family Revocable Trust
By:	/s/ L.B. Curtis
	Name:	L.B. Curtis
	Title:	Co-Trustee

By:	/s/ Rose A. Curtis
	Name:	Rose A. Curtis
	Title:	Co-Trustee

Signature Page to Assignment of Royalty Interest

THE STATE OF WEST VIRGINIA	§
§
COUNTY OF KANAWHA	§
     On this, the 22nd day of June, 2010, before me Antoinette Rutledge, a Notary Public, personally appeared L.B. Curtis, not in his/her individual capacity but as the trustee of the Curtis Family Revocable Trust, who executed the foregoing instrument for the purposes therein contained by signing his/her name to such document on behalf of the Trust.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Antoinette Rutledge

My Commission Expires: March 11, 2012

THE STATE OF WEST VIRGINIA	§
§
COUNTY OF KANAWHA	§
     On this, the 22nd day of June, 2010, before me Antoinette Rutledge, a Notary Public, personally appeared Rose A. Curtis, not in her individual capacity but as the trustee of the Curtis Family Revocable Trust, who executed the foregoing instrument for the purposes therein contained by signing her name to such document on behalf of the Trust.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Antoinette Rutledge

My Commission Expires: March 11, 2012
Signature Page to Assignment of Royalty Interest

     IN WITNESS WHEREOF, each Party has caused this Assignment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Assignment, to be effective as of the Effective Time.

ASSIGNOR Dorgan Living Trust
By:	/s/ J.J. Dorgan
	Name:	J.J. Dorgan
	Title:	Trustee

Signature Page to Assignment of Royalty Interest

THE STATE OF IL	§
§
COUNTY OF COOK	§
     On this, the 22 day of June, 2010, before me Mary Dean Pearson, a Notary public, personally appeared J.J . Dorgan, not in his/her individual capacity but as the trustee of the Dorgan Living Trust, who executed the foregoing instrument for the purposes therein contained by signing his/her name to such document on behalf of the Trust.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Mary Dean Pearson
My Commission Expires:
Signature Page to Assignment of Royalty Interest

     IN WITNESS WHEREOF, each Party has caused this Assignment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Assignment, to be effective as of the Effective Time.

ASSIGNOR
By:	/s/ Randall C. Farkosh
	Name:	Randall C. Farkosh

By:	/s/ Sherry J. Farkosh
	Name:	Sherry J. Farkosh

Signature Page to Assignment of Royalty Interest

THE STATE OF WEST VIRGINIA	§
§
COUNTY OF KANAWHA	§
     On this, the 21ST day of June, 2010, before me Antoinette Rutledge, a Notary Public, personally appeared Randall C. Farkosh, who executed the foregoing instrument for the purposes therein contained by signing his name to such document.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Antoinette Rutledge

My Commission Expires: March 11, 2012

THE STATE OF WEST VIRGINIA	§
§
COUNTY OF KANAWHA	§
     On this, the 21ST day of June, 2010, before me Antoinette Rutledge, a Notary Public, personally appeared Sherry J. Farkosh, who executed the foregoing instrument for the purposes therein contained by signing her name to such document.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Antoinette Rutledge

My Commission Expires: March 11, 2012
Signature Page to Assignment of Royalty Interest

     IN WITNESS WHEREOF, each Party has caused this Assignment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Assignment, to be effective as of the Effective Time.

ASSIGNOR
By:	/s/ John Fischer
	Name:	John Fischer

By:	/s/ Faye E. Fischer
	Name:	Faye E. Fischer

Signature Page to Assignment of Royalty Interest

THE STATE OF IL	§
§
COUNTY OF COOK	§
     On this, the 22 day of June, 2010, before me Mary Dean Pearson, a Notary public, personally appeared John Fischer, who executed the foregoing instrument for the purposes therein contained by signing his name to such document.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Mary Dean Pearson
My Commission Expires:

THE STATE OF IL	§
§
COUNTY OF COOK	§
     On this, the 22 day of June, 2010, before me Mary Dean Pearson, a Notary public, personally appeared Faye E. Fischer, who executed the foregoing instrument for the purposes therein contained by signing her name to such document.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Mary Dean Pearson
My Commission Expires:
Signature Page to Assignment of Royalty Interest

     IN WITNESS WHEREOF, each Party has caused this Assignment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Assignment, to be effective as of the Effective Time.

ASSIGNOR
By:	/s/ Michael S. Fletcher
	Name:	Michael S. Fletcher

By:	/s/ Bobbette Fletcher
	Name:	Bobbette Fletcher

Signature Page to Assignment of Royalty Interest

THE STATE OF COLORADO	§
§
COUNTY OF DENVER	§
     On this, the 23rd day of, June, 2010, before me Julie Ann Kitano, a Notary public, personally appeared Michael S. Fletcher, who executed the foregoing instrument for the purposes therein contained by signing his name to such document.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Julie Ann Kitano
My Commission Expires

THE STATE OF COLORADO	§
§
COUNTY OF DENVER	§
     On this, the 23rd day of June, 2010, before me Julie Ann Kitano, a Notary public, personally appeared Bobbette Fletcher, who executed the foregoing instrument for the purposes therein contained by signing her name to such document.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Julie Ann Kitano
My Commission Expires:
Signature Page to Assignment of Royalty Interest

     IN WITNESS WHEREOF, each Party has caused this Assignment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Assignment, to be effective as of the Effective Time.

ASSIGNOR
By:	/s/ J Michael Forbes
	Name:	J Michael Forbes

Signature Page to Assignment of Royalty Interest

THE STATE OF WEST VIRGINIA	§
§
COUNTY OF KANAWHA	§
     On this, the 23rd day of June, 2010, before me Antoinette Rutledge, a Notary Public, personally appeared J. Michael Forbes, who executed the foregoing instrument for the purposes therein contained by signing his name to such document.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Antoinette Rutledge

My Commission Expires: March 11, 2012
Signature Page to Assignment of Royalty Interest

     IN WITNESS WHEREOF, each Party has caused this Assignment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Assignment, to be effective as of the Effective Time.

ASSIGNOR
By:	/s/ Mark A. Fry
	Name:	Mark A. Fry

By:	/s/ Tammy L. Fry
	Name:	Tammy L. Fry

Signature Page to Assignment of Royalty Interest

THE STATE OF PENNSYLVANIA	§
§
COUNTY OF INDIANA	§
     On this, the 22 day of June, 2010, before me Seth Burdette, a Notary Public, personally appeared Mark A. Fry, who executed the foregoing instrument for the purposes therein contained by signing his name to such document.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Seth Burdette

My Commission Expires: 5/7/12

THE STATE OF PENNSYLVANIA	§
§
COUNTY OF INDIANA	§
     On this, the 22 day of June, 2010, before me Seth Burdette, a Notary Public, personally appeared Tammy L. Fry, who executed the foregoing instrument for the purposes therein contained by signing his name to such document.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Seth Burdette

My Commission Expires: 5/7/12
Signature Page to Assignment of Royalty Interest

     IN WITNESS WHEREOF, each Party has caused this Assignment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Assignment, to be effective as of the Effective Time.

ASSIGNOR
By:	/s/ Thomas R. Goodwin
	Name:	Thomas R. Goodwin
Signature Page to Assignment of Royalty Interest

THE STATE OF IL	§
§
COUNTY OF COOK	§
     On this, the 22 day of June, 2010, before me Mary Dean Pearson, a Notary Public, personally appeared Thomas R. Goodwin, who executed the foregoing instrument for the purposes therein contained by signing his name to such document.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Mary Dean Pearson

My Commission Expires:
Signature Page to Assignment of Royalty Interest

     IN WITNESS WHEREOF, each Party has caused this Assignment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Assignment, to be effective as of the Effective Time.

ASSIGNOR Daniel Earl Graham Living Trust
By:	/s/ Daniel Earl Graham
	Name:	Daniel Earl Graham
	Title:	Trustee

Sally Quereau Graham Living Trust
By:	/s/ Sally Quereau Graham
	Name:	Sally Quereau Graham
	Title:	Trustee
Signature Page to Assignment of Royalty Interest

THE STATE OF COLORADO	§
§
COUNTY OF DENVER	§
     On this, the 22nd day of June, 2010, before me Julie Ann Kitaro, a Notary public, personally appeared Daniel Earl Graham, not in his individual capacity but as the trustee of the Daniel Earl Graham Living Trust, who executed the foregoing instrument for the purposes therein contained by signing his name to such document on behalf of the Trust.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Julie Ann Kitaro

My Commission Expires:

THE STATE OF COLORADO	§
§
COUNTY OF DENVER	§
     On this, the 22 nd day of June, 2010, before me Julie Ann Kitaro, a Notary public, personally appeared Sally Quereau Graham, not in her individual capacity but as the trustee of the Sally Quereau Graham Living Trust, who executed the foregoing instrument for the purposes therein contained by signing her name to such document on behalf of the Trust.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Julie Ann Kitaro

My Commission Expires:
Signature Page to Assignment of Royalty Interest

     IN WITNESS WHEREOF, each Party has caused this Assignment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Assignment, to be effective as of the Effective Time.

ASSIGNOR
By:	/s/ Clint L. Hipke
	Name:	Clint L. Hipke

Signature Page to Assignment of Royalty Interest

THE STATE OF Nebraska	§
§
COUNTY OF Boyd	§
     On this, the 22nd day of June, 2010, before me Tasha Coburn, a Notary public, personally appeared Clint L. Hipke, who executed the foregoing instrument for the purposes therein contained by signing his name to such document.
     In witness whereof, I hereunto set my hand and official seal.
[SEAL]

/s/ Tasha Coburn

My Commission Expires: April 20, 2014
Signature Page to Assignment of Royalty Interest

     IN WITNESS WHEREOF, each Party has caused this Assignment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Assignment, to be effective as of the Effective Time.

ASSIGNOR

By:	/s/ David E. Jordan

Name:	David E. Jordan

By:	/s/ Carol Jordan

Name:	Carol Jordan
Signature Page to Assignment of Royalty Interest

THE STATE OF WEST VIRGINIA	§
§
COUNTY OF KANAWHA	§
     On this, the 21ST day of June, 2010, before me Antoinette Rutledge, a Notary public, personally appeared David E. Jordan, who executed the foregoing instrument for the purposes therein contained by signing his name to such document.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Antoinette Rutledge

My Commission Expires: March 11, 2012

THE STATE OF WEST VIRGINIA	§
§
COUNTY OF KANAWHA	§
     On this, the 21ST day of June, 2010, before me Antoinette Rutledge, a Notary public, personally appeared Carol Jordan, who executed the foregoing instrument for the purposes therein contained by signing her name to such document.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Antoinette Rutledge

My Commission Expires: March 11, 2012
Signature Page to Assignment of Royalty Interest

     IN WITNESS WHEREOF, each Party has caused this Assignment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Assignment, to be effective as of the Effective Time.

ASSIGNOR

By:	/s/ Francis H. McCullough, III

Name:	Francis H. McCullough, III

By:	/s/ Kathy L. McCullough

Name:	Kathy L. McCullough
Signature Page to Assignment of Royalty Interest

THE STATE OF WEST VIRGINIA	§
§
COUNTY OF KANAWHA	§
     On this, the 22nd day of June, 2010, before me Antoinette Rutledge, a Notary Public, personally appeared Francis H. McCullough, III, who executed the foregoing instrument for the purposes therein contained by signing his name to such document.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Antoinette Rutledge

My Commission Expires: March 11, 2012

THE STATE OF WEST VIRGINIA	§
§
COUNTY OF KANAWHA	§
     On this, the 22nd day of June, 2010, before me Antoinette Rutledge, a Notary Public, personally appeared Kathy L. McCullough, who executed the foregoing instrument for the purposes therein contained by signing her name to such document.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Antoinette Rutledge

My Commission Expires: March 11, 2012
Signature Page to Assignment of Royalty Interest

     IN WITNESS WHEREOF, each Party has caused this Assignment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Assignment, to be effective as of the Effective Time.

ASSIGNOR

Katherine F. McCullough Trust

By:	/s/ Kathy L. McCullough

Name:	Kathy L. McCullough
Title:	Trustee
Signature Page to Assignment of Royalty Interest

THE STATE OF WEST VIRGINIA	§ §
COUNTY OF KANAWHA	§
          On this, the 22nd day of June, 2010, before me Antoinette Rutledge, a Notary Public, personally appeared Kathy L. McCullough, not in her individual capacity but as the trustee of the Katherine F. McCullough Trust, who executed the foregoing instrument for the purposes therein contained by signing her name to such document on behalf of the Trust.
          In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Antoinette Rutledge

My Commission Expires: March 11, 2012
Signature Page to Assignment of Royalty Interest

          IN WITNESS WHEREOF, each Party has caused this Assignment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Assignment, to be effective as of the Effective Time.

ASSIGNOR

Kristin McCullough Trust

By:	/s/ Francis H. McCullough, III

Name:	Francis H. McCullough, III
Title:	Trustee
Signature Page to Assignment of Royalty Interest

THE STATE OF WEST VIRGINIA	§
§
COUNTY OF KANAWHA	§
          On this, the 22nd day of June, 2010, before me Antoinette Rutledge, a Notary Public, personally appeared Francis H. McCullough, III, not in his individual capacity but as the trustee of the Kristin McCullough Trust, who executed the foregoing instrument for the purposes therein contained by signing his name to such document on behalf of the Trust.
          In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Antoinette Rutledge

My Commission Expires: March 11, 2012
Signature Page to Assignment of Royalty Interest

          IN WITNESS WHEREOF, each Party has caused this Assignment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Assignment, to be effective as of the Effective Time.

ASSIGNOR

Lesley K. McCullough Trust

By:	/s/ Francis H. McCullough, III

Name:	Francis H. McCullough, III
Title:	Trustee
Signature Page to Assignment of Royalty Interest

THE STATE OF WEST VIRGINIA	§ §
COUNTY OF KANAWHA	§
          On this, the 22nd day of June, 2010, before me Antoinette Rutledge, a Notary Public, personally appeared Francis H. McCullough, III, not in his individual capacity but as the trustee of the Lesley K. McCullough Trust, who executed the foregoing instrument for the purposes therein contained by signing his name to such document on behalf of the Trust.
          In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Antoinette Rutledge

My Commission Expires: March 11, 2012
Signature Page to Assignment of Royalty Interest

     IN WITNESS WHEREOF, each Party has caused this Assignment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Assignment, to be effective as of the Effective Time.

ASSIGNOR

Meredith B. McCullough Trust

By:	/s/ Francis H. McCullough, III

Name:	Francis H. McCullough, III
Title:	Trustee
Signature Page to Assignment of Royalty Interest

THE STATE OF WEST VIRGINIA	§
§
COUNTY OF KANAWHA	§
     On this, the 22nd day of June, 2010, before me Antoinette Rutledge, a Notary Public, personally appeared Francis H. McCullough, III, not in his individual capacity but as the trustee of the Meredith B. McCullough Trust, who executed the foregoing instrument for the purposes therein contained by signing his name to such document on behalf of the Trust.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Antoinette Rutledge
My Commission Expires: March 11, 2012
Signature Page to Assignment of Royalty Interest

     IN WITNESS WHEREOF, each Party has caused this Assignment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Assignment, to be effective as of the Effective Time.

ASSIGNOR

By:	/s/ Dennis L. McGowan

Name:	Dennis L. McGowan

By:	/s/ N. Gayle McGowan

Name:	N. Gayle McGowan
Signature Page to Assignment of Royalty Interest

THE STATE OF COLORADO	§
§
COUNTY OF DENVER	§
     On this, the 22nd day of June, 2010, before me Julie Ann Kitano a Notary public, personally appeared Dennis L. McGowan, who executed the foregoing instrument for the purposes therein contained by signing his name to such document.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Julie Ann Kitano

My Commission Expires:

THE STATE OF COLORADO	§
§
COUNTY OF DENVER	§
     On this, the 22nd day of June, 2010, before me Julie Ann Kitano, a Notary public, personally appeared N. Gayle McGowan, who executed the foregoing instrument for the purposes therein contained by signing her name to such document.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Julie Ann Kitano

My Commission Expires:
Signature Page to Assignment of Royalty Interest

     IN WITNESS WHEREOF, each Party has caused this Assignment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Assignment, to be effective as of the Effective Time.

ASSIGNOR

Alison Mork Trust

By:	/s/ J. Michael Forbes

Name:	J. Michael Forbes
Title:	Trustee
Signature Page to Assignment of Royalty Interest

THE STATE OF WEST VIRGINIA	§
§
COUNTY OF KANAWHA	§
     On this, the 23rd day of June, 2010, before me Antoinette Rutledge, a Notary Public, personally appeared J. Michael Forbes, not in his individual capacity but as the trustee of the Alison Mork Trust, who executed the foregoing instrument for the purposes therein contained by signing his name to such document on behalf of the Trust.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Antoinette Rutledge

My Commission Expires: March 11, 2012
Signature Page to Assignment of Royalty Interest

     IN WITNESS WHEREOF, each Party has caused this Assignment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Assignment, to be effective as of the Effective Time.

ASSIGNOR
By:	/s/ John Mork
Name:	John Mork

By:	/s/ Julie Mork
Name:	Julie Mork

Signature Page to Assignment of Royalty Interest

THE STATE OF IL	§
§
COUNTY OF COOK	§
     On this, the 22 day of June, 2010, before me Mary Dean Pearson, a Notary public, personally appeared John Mork, who executed the foregoing instrument for the purposes therein contained by signing his name to such document.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Mary Dean Pearson
My Commission Expires:

THE STATE OF IL	§
§
COUNTY OF COOK	§
     On this, the 22 day of June, 2010, before me Mary Dean Pearson, a Notary public, personally appeared Julie Mork, who executed the foregoing instrument for the purposes therein contained by signing her name to such document.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Mary Dean Pearson
My Commission Expires:
Signature Page to Assignment of Royalty Interest

     IN WITNESS WHEREOF, each Party has caused this Assignment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Assignment, to be effective as of the Effective Time.

ASSIGNOR

Kyle Mork Trust

By:	/s/ J. Michael Forbes
Name:	J. Michael Forbes
Title:	Trustee
Signature Page to Assignment of Royalty Interest

THE STATE OF WEST VIRGINIA	§
§
COUNTY OF KANAWHA	§
     On this, the 23rd day of June, 2010, before me Antoinette Rutledge, a Notary Public, personally appeared J. Michael Forbes, not in his individual capacity but as the trustee of the Kyle Mork Trust, who executed the foregoing instrument for the purposes therein contained by signing his name to such document on behalf of the Trust.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Antoinette Rutledge

My Commission Expires: March 11, 2012
Signature Page to Assignment of Royalty Interest

     IN WITNESS WHEREOF, each Party has caused this Assignment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Assignment, to be effective as of the Effective Time.

ASSIGNOR

Arthur C. Nielsen, Jr. Trust Dated July 14, 2003

By:	/s/ Arthur C. Nielsen, Jr.
Name:	Arthur C. Nielsen, Jr.
Title:	Trustee
Signature Page to Assignment of Royalty Interest

THE STATE OF IL	§
§
COUNTY OF COOK	§
     On this, the 22 day of June, 2010, before me Mary Dean Pearson, a Notary public, personally appeared Arthur C. Nielsen, Jr., not in his/her individual capacity but as the trustee of the Arthur C. Nielsen, Jr. Trust dated July 14, 2003, who executed the foregoing instrument for the purposes therein contained by signing his/her name to such document on behalf of the Trust.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	Mary Dean Pearson

My Commission Expires:
Signature Page to Assignment of Royalty Interest

     IN WITNESS WHEREOF, each Party has caused this Assignment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Assignment, to be effective as of the Effective Time.

ASSIGNOR

By:	/s/ George O’Malley
Name: George O’Malley
Signature Page to Assignment of Royalty Interest

THE STATE OF WEST VIRGINIA	§
§
COUNTY OF KANAWHA	§
     On this, the 21ST day of June, 2010, before me Antoinette Rutledge, a Notary public, personally appeared George O’Malley, who executed the foregoing instrument for the purposes therein contained by signing his name to such document.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Antoinette Rutledge

My Commission Expires: March 11, 2012
Signature Page to Assignment of Royalty Interest

     IN WITNESS WHEREOF, each Party has caused this Assignment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Assignment, to be effective as of the Effective Time.

ASSIGNOR

By:	/s/ Jay S. Pifer

Name:	Jay S. Pifer

Signature Page to Assignment of Royalty Interest

THE STATE OF WEST VIRGINIA	§
§
COUNTY OF KANAWHA	§
     On this, the 22nd day of June, 2010, before me Antoinette Rutledge, a Notary Public, personally appeared Jay S. Pifer, who executed the foregoing instrument for the purposes therein contained by signing his name to such document.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Antoinette Rutledge

My Commission Expires: March 11, 2012
Signature Page to Assignment of Royalty Interest

     IN WITNESS WHEREOF, each Party has caused this Assignment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Assignment, to be effective as of the Effective Time.

ASSIGNOR

By:	/s/ Niki D. Randolph

Name:	Niki D. Randolph

Signature Page to Assignment of Royalty Interest

THE STATE OF WEST VIRGINIA	§
§
COUNTY OF KANAWHA	§
     On this, the 21ST day of June, 2010, before me Antoinette Rutledge, a Notary public, personally appeared Niki D. Randolph, who executed the foregoing instrument for the purposes therein contained by signing his/her name to such document.
     In witness whereof I hereunto set my hand and official seal.

[SEAL]	/s/ Antoinette Rutledge

My Commission Expires: March 11, 2012
Signature Page to Assignment of Royalty Interest

     IN WITNESS WHEREOF, each Party has caused this Assignment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Assignment, to be effective as of the Effective Time.

ASSIGNOR

By:	/s/ Peter L. Rebstock

Name:	Peter L. Rebstock

Signature Page to Assignment of Royalty Interest

THE STATE OF COLORADO	§
§
COUNTY OF DENVER	§
     On this, the 22nd day of June, 2010, before me Julie Ann Kitano, a Notary public, personally appeared Peter L. Rebstock, who executed the foregoing instrument for the purposes therein contained by signing his name to such document.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Julie Ann Kitano

My Commission Expires:
Signature Page to Assignment of Royalty Interest

     IN WITNESS WHEREOF, each Party has caused this Assignment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Assignment, to be effective as of the Effective Time.

ASSIGNOR

By:	/s/ R. Kent Schamp

Name:	R. Kent Schamp

Signature Page to Assignment of Royalty Interest

THE STATE OF WEST VIRGINIA	§
§
COUNTY OF KANAWHA	§
     On this, the 21st day of June, 2010, before me Antoinette Rutledge, a Notary public, personally appeared R. Kent Schamp, who executed the foregoing instrument for the purposes therein contained by signing his name to such document.
In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Antoinette Rutledge

My Commission Expires: March 11, 2012
Signature Page to Assignment of Royalty Interest

     IN WITNESS WHEREOF, each Party has caused this Assignment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Assignment, to be effective as of the Effective Time.

ASSIGNOR

By:	/s/ Peter A. Sullivan

Name:	Peter A. Sullivan

By:	/s/ Wendy H. Sullivan

Name:	Wendy H. Sullivan

Signature Page to Assignment of Royalty Interest

THE STATE OF WEST VIRGINIA	§
§
COUNTY OF KANAWHA	§
     On this, the 21st day of June, 2010, before me Antoinette Rutledge, a Notary public, personally appeared Peter A. Sullivan, who executed the foregoing instrument for the purposes therein contained by signing his name to such document.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Antoinette Rutledge

My Commission Expires: March 11, 2012

THE STATE OF WEST VIRGINIA	§
§
COUNTY OF KANAWHA	§
     On this, the 21st day of June, 2010, before me Antoinette Rutledge, a Notary public, personally appeared Wendy H. Sullivan, who executed the foregoing instrument for the purposes therein contained by signing her name to such document.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Antoinette Rutledge

My Commission Expires: March 11, 2012
Signature Page to Assignment of Royalty Interest

     IN WITNESS WHEREOF, each Party has caused this Assignment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Assignment, to be effective as of the Effective Time.

ASSIGNOR

By:	/s/ Donald C. Supcoe

Name:	Donald C. Supcoe

By:	/s/ Patty L. Supcoe

Name:	Patty L. Supcoe
Signature Page to Assignment of Royalty Interest

THE STATE OF WEST VIRGINIA	§
§
COUNTY OF KANAWHA	§
     On this, the 21st day of June, 2010, before me Antoinette Rutledge, a Notary public, personally appeared Donald C. Supcoe, who executed the foregoing instrument for the purposes therein contained by signing his name to such document.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Antoinette Rutledge

My Commission Expires: March 11, 2012

THE STATE OF WEST VIRGINIA	§
§
COUNTY OF KANAWHA	§
     On this, the 21st day of June, 2010, before me Antoinette Rutledge, a Notary public, personally appeared Patty L. Supcoe, who executed the foregoing instrument for the purposes therein contained by signing her name to such document.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Antoinette Rutledge

My Commission Expires: March 11, 2012
Signature Page to Assignment of Royalty Interest

     IN WITNESS WHEREOF, each Party has caused this Assignment to be executed in its name and behalf and delivered on the date or dates stated in the acknowledgment certificates appended to this Assignment, to be effective as of the Effective Time.

ASSIGNOR

By:	/s/ Rodney A. Winters

Rodney A. Winters

By:	/s/ Tammy M. Winters

Name:	Tammy M. Winters
Signature Page to Assignment of Royalty Interest

THE STATE OF WEST VIRGINIA	§
§
COUNTY OF KANAWHA	§
     On this the 21st day of June, 2010, before me Antoinette Rutledge, a Notary public, personally appeared Rodney A. Winters, who executed the foregoing instrument for the purposes therein contained by signing his name to such document.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Antoinette Rutledge

My Commission Expires: March 11, 2012

THE STATE OF WEST VIRGINIA	§
§
COUNTY OF KANAWHA	§
     On this the 21st day of June, 2010, before me Antoinette Rutledge, a Notary public, personally appeared Tammy M. Winters, who executed the foregoing instrument for the purposes therein contained by signing her name to such document.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Antoinette Rutledge

My Commission Expires: March 11, 2012
Signature Page to Assignment of Royalty Interest

ECA MARCELLUS TRUST I

By: The Bank of New York Mellon Trust Company, N.A.

By:	/s/ Michael J. Ulrich

Name: Michael J. Ulrich
Title: Authorized Signatory
Prepared by:
Vinson & Elkins LLP
1001 Fannin Street
Suite 2500
Houston, TX 77002-6760
Attention: Thomas Herbert
Signature Page to Assignment of Royalty Interest

THE STATE OF COLORADO	§
§
COUNTY OF DENVER	§
     On this, the 7th day of July, 2010, before me Julie Ann Kitano, a Notary public, personally appeared Michael J. Ulrich, who acknowledged himself to be the authorized signatory of The Bank of New York Mellon Trust Company, N.A., a national banking association and Trustee of ECA Marcellus Trust I and that he as such authorized signatory, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the national banking association by himself as authorized signatory.
     In witness whereof, I hereunto set my hand and official seal.

[SEAL]	/s/ Julie Ann Kitano

My Commission Expires: 4-26-2014

CERTIFICATE OF RESIDENCE
     The Bank of New York Mellon Trust Company, N.A., as grantee and Assignee hereunder, hereby certifies that its precise address is:
919 Congress Avenue
Suite 500
Austin, Texas 78701
ECA MARCELLUS TRUST I
By: The Bank of New York Mellon Trust Company, N.A.

By:	/s/ Michael J. Ulrich

Name: Michael J. Ulrich
Title: Authorized Signatory

EXHIBIT A
1.	Assignment and Conveyance between parties signatory thereto as an Assignor, and Energy Corporation of America, as Assignee.

County	File No.	Date Recorded
Greene County, PA
Exhibit A to Assignment of Royalty Interest